IMPORTANT NOTICE REGARDING CHANGE IN NAME AND UNDERLYING INDEX

Oil Equipment & Services UltraSector ProFund

Supplement dated August 29, 2018

to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information dated

November 29, 2017, each as supplemented or amended

As of August 29, 2018, the Fund started using a new underlying index. Additionally, the Fund was renamed the Oil Equipment & Services UltraSector ProFund. All references to the Fund’s former index and former name are hereby removed.

New Fund Name	New Index Name	New Index Description
Oil Equipment & Services UltraSector ProFund	Dow Jones U.S. Select Oil Equipment & Services Index	The Dow Jones U.S. Select Oil Equipment & Services Index (the “Index”) measures the performance of the oil and equipment services sector of the U.S. equity market. Component companies include, among others, suppliers of equipment and services to oil fields and offshore platforms, such as drilling, exploration, seismic-information services and platform construction. As of July 31, 2018, the Index included companies with capitalizations between $535 million and $93.5 billion. The average capitalization of the companies comprising the Index was approximately $6.7 billion. The Index is published under the Bloomberg ticker symbol “DJSOES.”

The following replaces the corresponding information in the Fund’s Summary Prospectus:

PRINCIPAL RISKS

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; the fact that the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; and risk for environmental damage claims. The energy industry has recently experienced significant volatility due to dramatic changes in the prices of energy commodities, and it is possible that such volatility will continue in the future. The Fund is also subject to risks faced by companies in the oil, gas and consumable fuels and the energy equipment and services industry groups to the same extent as the Index is so concentrated.

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2016	One Year	Five Year	Ten Years	Inception Date
Investor Class Shares				06/05/06
Before Taxes	47.06%	-2.44%	-4.79%
After Taxes on Distributions	47.04%	-2.44%	-4.86%
After Taxes on Distributions and Sale of Shares	26.65%	-1.84%	-3.43%
Service Class Shares	45.54%	-3.43%	-5.74%	06/05/06
S&P 500®#	11.96%	14.66%	6.95%
Dow Jones U.S. Oil Equipment, Services & DistributionSM Index#	34.40%	1.33%	1.87%
Dow Jones U.S. Select Oil Equipment & Services Index#*	28.88%	-1.21%	1.15%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
*

On August 29, 2018, the Fund’s underlying index changed from the Dow Jones U.S. Oil Equipment, Services & Distribution Index to the Dow Jones U.S. Select Oil Equipment & Services Index. This change was made in order to match the Fund’s underlying index to its investment objective.

Please retain this supplement for future reference.